United States
Securities and Exchange Commission
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2022
Hannon Armstrong Sustainable Infrastructure Capital, Inc.
(Exact Name of Registrant as Specified In Its Charter)

Maryland	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 200 Annapolis,
Maryland 21401
(Address of principal executive offices)

(410) 571-9860
(Registrant's telephone number, including area code)
1906 Towne Centre Blvd, Suite 270, Annapolis, Maryland 21401
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 2, 2022, at which 75,762,805 shares of the Company’s common stock were represented in person or by proxy representing approximately 87% of the issued and outstanding shares of the Company’s common stock entitled to vote.
(b)At the Annual Meeting, the Company’s stockholders (i) elected the eight directors below to serve on the Company’s board of directors until the Company’s 2023 annual meeting of stockholders and until their respective successors are duly elected and qualify, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) approved the compensation of the named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in the 2022 Proxy Statement, and (iv) approved the 2022 Hannon Armstrong Sustainable Infrastructure Capital, Inc. Equity Incentive Plan. The proposals are described in detail in the Company’s 2022 Proxy Statement. The final results for the votes regarding each proposal are set forth below.
(i)The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey W. Eckel	61,277,940	5,266,273	9,218,592
Clarence D. Armbrister	60,904,000	5,640,213	9,218,592
Teresa M. Brenner	59,719,528	6,824,685	9,218,592
Michael T. Eckhart	60,900,403	5,643,810	9,218,592
Nancy C. Floyd	65,389,018	1,155,195	9,218,592
Charles M. O'Neil	60,831,619	5,712,594	9,218,592
Richard J. Osborne	64,100,740	2,443,473	9,218,592
Steven G. Osgood	64,587,526	1,956,687	9,218,592
(ii)The voting results with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 were as follows:

Votes For	Votes Against	Abstain
67,509,816	8,139,777	113,212

(iii)The voting results with respect to a non-binding advisory vote on executive compensation were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
55,201,500	10,711,322	631,391	9,218,592

(iv)The voting results with respect to the approval of the 2022 Hannon Armstrong Sustainable Infrastructure Capital, Inc. Equity Incentive Plan were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
59,922,237	6,100,973	521,003	9,218,592

Item 8.01	Other Events.
The Company has changed its principal business address to One Park Place, Suite 200, Annapolis, MD 21401.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Steven L. Chuslo
Steven L. Chuslo
Executive Vice President and Chief Legal Officer
Date: June 2, 2022